EXHIBIT 32.1

Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes -Oxley Act of 2002

In connection with the Annual Report of Pax Biofuels, Inc. (the “Company”) on Form 10-K/A (Amendment No.1) for the period ended April 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Leslie Hammond, President, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 11, 2008	/s/ Paul Leslie Hammond
Paul Leslie Hammond
President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Director